Exhibit 99.1

Marchex Reports Second Quarter 2011 Financial Results

Strong Results driven by Momentum and Growth in Digital Call Advertising Products

SEATTLE – August 4, 2011 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the quarter ended June 30, 2011.

Second Quarter 2011 Consolidated Financial Results:

•	Revenue was $38.8 million for the second quarter of 2011, compared to $21.4 million for the same period of 2010.

•

GAAP net income applicable to common stockholders was $80,000 for the second quarter of 2011 or $0.00 per diluted share. This compares to GAAP net loss applicable to common stockholders of $3.2 million or $0.10 per diluted share for the same period of 2010. The second quarter 2011 results included non-cash stock-based compensation expense of $3.9 million, compared to non-cash stock-based compensation expense of $2.6 million for the same period in 2010.

•

As discussed in the summary of the second quarter 2011 consolidated financial results, a reconciliation is provided of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for second quarter 2011 was $0.08, compared to a loss of $0.04 for the same period in 2010.

•

Adjusted operating income (loss) before amortization was $5.0 million for the second quarter of 2011, compared to ($1.8) million for the same period of 2010. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $6.0 million in the second quarter of 2011, compared to ($0.5) million for the same period of 2010. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Our performance in the second quarter represents an initial point of validation for Marchex and for all the hard work our people have poured into our company. It also highlights that the bet we made several years ago to be a leader in Digital Call Advertising is beginning to pay off,” said Russell C. Horowitz, Marchex Chairman and CEO. “While we are pleased with our progress, we also recognize that the digital call advertising industry is in its early stages, and we will need to stay focused on continued execution in driving live connections, new customers and more sales for our call advertisers.”

General Highlights:

1.	On April 7, Marchex acquired Jingle Networks, one of the leading providers of mobile voice search performance advertising and technology solutions in North America. With the addition of Jingle Networks, the Marchex Digital Call Marketplace has an annualized reach of hundreds of millions of phone calls across digital media, including mobile. The Marchex Digital Call Marketplace now includes exclusive and preferred relationships with more than one hundred call media sources including: four of the top five U.S. mobile carriers, the leading global VOIP provider (Skype), mobile network operators, and mobile application and directory providers.

2.	Publishing: For the second quarter of 2011, revenue from Publishing, which is Marchex's proprietary local and category websites that fulfill advertiser campaigns, was $5.4 million.

3.	During the second quarter of 2011, Marchex sold a small number of non-strategic domains that yielded $2.7 million.

4.	Marchex also purchased 379,000 shares of its outstanding Class B common stock for a total price of $2.8 million, bringing its total shares repurchased under its stock repurchase program to 10.4 million shares, or 28% of its outstanding common stock.

Marchex Guidance:

The following forward-looking statements reflect Marchex's expectations as of August 4, 2011.

Financial guidance for fiscal year ending December 31, 2011:

Revenue:	$147 million to $149 million

Adjusted Operating Income Before Amortization:	More than $18.5 million

Adjusted EBITDA:	Estimated add-backs of approximately $4.5 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $23 million.

Long Term Adjusted EBITDA Margin Target:	20% or more

2011 GAAP income (loss) from operations is expected to be ($1.4) million or better, assuming stock-based compensation between $15.0 million and $16.5 million and amortization of intangible assets from acquisitions between $5.5 million and $6.5 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

Financial guidance for the third quarter of 2011:

Revenue:	$39 million – $40 million

Adjusted Operating Income Before Amortization:	$5.1 million or more

Adjusted EBITDA:	Estimated add-backs of approximately $1.0 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of $6.1 million or more.

Third quarter GAAP income (loss) from operations is expected to be ($1.9) million or better, assuming stock-based compensation between $3.7 million and $4.5 million and amortization of intangible assets from acquisitions between $1.7 million and $2.5 million. This estimate excludes any gain or loss on sales and disposals of intangible assets.

“For the third quarter of 2011, even with our focus on investing our current revenue growth back into hiring and market leadership opportunities, we expect adjusted operating income before amortization and EBITDA to be sequentially higher than in the second quarter,” said Michael Arends, Marchex Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, August 4, 2011 to discuss its second quarter ended June 30, 2011 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex website (www.marchex.com/earnings-releases). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex’s mission is to unlock local commerce globally by helping advertisers reach customers through the phone when they are ready to buy.

Our performance-based call advertising products, Marchex Call Connect and Marchex Call Analytics, are reinventing how businesses acquire and upsell new customers through phone calls. Our award-winning Small Business Solutions products empower businesses to efficiently monitor their online presence, communicate with their customers, and acquire new ones. Every day, our products support hundreds of thousands of advertisers and partners, ranging from global enterprises to local businesses.

For more information about Marchex (NASDAQ: MCHX), please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 4, 2011 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income (loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Prior to 2011, Marchex computed shares outstanding for the Non-GAAP EPS calculation to include dilution from options and warrants, exercise prices per the treasury stock method provided market conditions had been met and included the weighted average number of all potential common shares relating to restricted stock and restricted stock units, provided market conditions had been met. Non-GAAP shares historically were greater than shares outstanding for GAAP EPS purposes. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Jim Cullinan

Telephone: 206.331.3523

Email: jcullinan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,
	2010	2011
Revenue	$21,393,353	$38,760,783

Expenses:
Service costs (1)	13,655,544	21,700,459
Sales and marketing (1)	3,511,375	3,933,920
Product development (1)	4,326,330	5,937,336
General and administrative (1)	4,289,559	6,138,665
Amortization of intangible assets from acquisitions	710,907	1,619,593
Acquisition related costs	—	1,049,117

Total operating expenses	26,493,715	40,379,090

Gain on sales and disposals of intangible assets, net	690,244	2,712,762

Income (loss) from operations	(4,410,118)	1,094,455
Interest income (expense) and other, net	36,945	(174,492)

Income (loss) before provision for income taxes	(4,373,173)	919,963
Income tax expense (benefit)	(1,245,557)	778,567

Net income (loss)	(3,127,616)	141,396
Dividends paid to participating securities	(48,115)	(61,233)

Net income (loss) applicable to common stockholders	$(3,175,731)	$80,163

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(0.10)	$0.00
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,786,403	9,999,605
Class B	21,995,133	23,523,112
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,786,403	9,999,605
Class B	32,781,536	35,045,334
(1) Includes stock-based compensation allocated as follows:
Service costs	$205,149	$313,968
Sales and marketing	214,437	420,311
Product development	251,971	390,556
General and administrative	1,922,140	2,820,570

Total	$2,593,697	$3,945,405

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Six Months Ended June 30,
	2010	2011
Revenue	$45,395,334	$67,840,638

Expenses:
Service costs (1)	26,305,045	38,372,841
Sales and marketing (1)	7,422,083	6,627,648
Product development (1)	8,288,614	10,826,446
General and administrative (1)	8,125,820	11,294,100
Amortization of intangible assets from acquisitions	1,415,373	2,083,795
Acquisition related costs	—	1,451,240

Total operating expenses	51,556,935	70,656,070

Gain on sales and disposals of intangible assets, net	2,017,548	4,625,436

Income (loss) from operations	(4,144,053)	1,810,004
Interest income (expense) and other, net	31,285	(71,607)

Income (loss) before provision for income taxes	(4,112,768)	1,738,397
Income tax expense (benefit)	(917,378)	1,020,563

Net income (loss)	(3,195,390)	717,834
Dividends paid to participating securities	(91,689)	(124,738)

Net income (loss) applicable to common stockholders	$(3,287,079)	$593,096

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(0.10)	$0.02
Dividends paid per share	$0.04	$0.04
Shares used to calculate basic net income (loss) applicable to common stockholders
Class A	10,810,901	10,117,082
Class B	22,077,331	22,850,262
Shares used to calculate diluted net income (loss) applicable to common stockholders
Class A	10,810,901	10,117,082
Class B	32,888,232	34,674,941
(1) Includes stock-based compensation allocated as follows:
Service costs	$384,632	$598,946
Sales and marketing	381,094	639,152
Product development	460,176	704,572
General and administrative	3,755,118	5,513,779

Total	$4,981,020	$7,456,449

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2010	June 30, 2011
Assets
Current assets:
Cash and cash equivalents	$37,328,052	$28,332,606
Accounts receivable, net	20,213,886	29,712,121
Prepaid expenses and other current assets	3,567,504	3,236,986
Refundable taxes	3,248,908	2,029,371
Deferred tax assets	868,629	1,159,456

Total current assets	65,226,979	64,470,540
Property and equipment, net	4,709,907	5,523,137
Deferred tax assets	50,768,525	46,312,192
Intangibles and other assets, net	2,070,217	1,676,810
Goodwill	35,337,428	85,337,482
Intangible assets from acquisitions, net	1,576,687	11,458,361

Total assets	$159,689,743	$214,778,522

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,165,616	$15,971,307
Accrued expenses and other current liabilities	5,106,021	8,630,684
Deferred acquisition payment	—	17,307,828
Deferred revenue	1,649,851	1,801,270

Total current liabilities	17,921,488	43,711,089
Deferred acquisition payment	—	17,549,384
Other non-current liabilities	2,076,332	2,081,735

Total liabilities	19,997,820	63,342,208
Stockholders’ equity:
Class A common stock	105,006	102,544
Class B common stock	254,802	273,473
Treasury stock	(1,360,238)	(2,847,026)
Additional paid-in capital	281,421,696	293,918,830
Accumulated deficit	(140,729,343)	(140,011,507)

Total stockholders’ equity	139,691,923	151,436,314

Total liabilities and stockholders’ equity	$159,689,743	$214,778,522

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income (Loss) Before Amortization (OIBA) and

Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended June 30,
	2010	2011
Income (loss) from operations	$(4,410,118)	$1,094,455
Stock-based compensation	2,593,697	3,945,405
Amortization of intangible assets from acquisitions	710,907	1,619,593

Operating income (loss) before amortization (OIBA)	(1,105,514)	6,659,453
Acquisition related costs	—	1,049,117
Gain on sales and disposals of intangible assets, net	(690,244)	(2,712,762)

Adjusted operating income (loss) before amortization (Adjusted OIBA)	$(1,795,758)	$4,995,808

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Six Months Ended June 30,
	2010	2011
Income (loss) from operations	$(4,144,053)	$1,810,004
Stock-based compensation	4,981,020	7,456,449
Amortization of intangible assets from acquisitions	1,415,373	2,083,795

Operating income before amortization (OIBA)	2,252,340	11,350,248
Acquisition related costs	—	1,451,240
Gain on sales and disposals of intangible assets, net	(2,017,548)	(4,625,436)

Adjusted operating income before amortization (Adjusted OIBA)	$234,792	$8,176,052

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended June 30,
	2010	2011
Net cash provided by operating activities	$1,251,289	$5,704,627
Changes in asset and liabilities, net of acquisitions	(510,617)	(1,540,631)
Income tax expense (benefit)	(1,245,557)	778,567
Acquisition related costs	—	1,049,117
Interest (income) expense and other, net	(36,945)	14,325

Adjusted EBITDA	$(541,830)	$6,006,005

Net cash used in investing activities	$(9,447)	$(14,120,185)

Net cash used in financing activities	$(2,176,681)	$(3,300,904)

	Six Months Ended June 30,
	2010	2011
Net cash provided by operating activities	$4,270,333	$8,223,681
Changes in asset and liabilities, net of acquisitions	(448,136)	(379,487)
Income tax expense (benefit)	(917,378)	1,020,563
Acquisition related costs	—	1,451,240
Interest (income) expense and other, net	(31,267)	(90,184)

Adjusted EBITDA	$2,873,552	$10,225,813

Net cash provided by (used in) investing activities	$31,713	$(13,189,134)

Net cash used in financing activities	$(5,036,576)	$(4,029,993)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended June 30,
	2010	2011
Adjusted Non-GAAP EPS	$(0.04)	$0.08

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.10)	$0.00
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,781,536	35,045,334
Net income (loss) applicable to common stockholders	$(3,175,731)	$80,163
Stock-based compensation	2,593,697	3,945,405
Acquisition related costs	—	1,049,117
Amortization of intangible assets from acquisitions	710,907	1,619,593
Gain on sales and disposals of intangible assets, net	(690,244)	(2,712,762)
Interest (income) expense and other, net	(36,945)	174,492
Dividends paid to participating securities	48,115	61,233
Estimated impact of income taxes	(610,138)	(997,687)

Adjusted Non-GAAP net income (loss) applicable to common stockholders	$(1,160,339)	$3,219,554

Adjusted Non-GAAP EPS	$(0.04)	$0.08

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,781,536	35,045,334
Weighted average common shares related to deferred acquisition payments (1)	—	3,889,912

Diluted shares used to calculate Adjusted Non-GAAP EPS (2)	32,781,536	38,935,246

(1)	For the three months ended June 30, 2011, these shares were excluded from the computation of diluted net income per share as their effect would be anti-dilutive.
(2)	Marchex calculates diluted shares in accordance with GAAP in the computation of Non-GAAP EPS. Marchex had previously calculated diluted shares using the following methodology as calculated and described below.

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,781,536	35,045,334
Weighted average stock options and common shares subject to repurchase or cancellation (a)	2,828,781	3,422,270
Weighted average common shares related to deferred acquisition payments	—	3,889,912

Non-GAAP shares used to calculate Adjusted Non-GAAP EPS	35,610,317	42,357,516

Adjusted Non-GAAP EPS (computed using Non-GAAP shares)	$(0.03)	$0.08

(a)	The impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Six Months Ended June 30,
	2010	2011
Adjusted Non-GAAP EPS	$0.00	$0.14

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.10)	$0.02
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,888,232	34,674,941
Net income (loss) applicable to common stockholders	$(3,287,079)	$593,096
Stock-based compensation	4,981,020	7,456,449
Acquisition related costs	—	1,451,240
Amortization of intangible assets from acquisitions	1,415,373	2,083,795
Gain on sales and disposals of intangible assets, net	(2,017,548)	(4,625,436)
Interest (income) expense and other, net	(31,285)	71,607
Dividends paid to participating securities	91,689	124,738
Estimated impact of income taxes	(1,001,363)	(1,876,380)

Adjusted Non-GAAP net income (loss) applicable to common stockholders	$150,807	$5,279,109

Adjusted Non-GAAP EPS	$0.00	$0.14

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,888,232	34,674,941
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable) (1)	419,028	—
Weighted average common shares related to deferred acquisition payments (1)	—	1,955,701

Diluted shares used to calculate Adjusted Non-GAAP EPS (2)	33,307,260	36,630,642

(1)	For the six months ended June 30, 2010 and 2011, these shares were excluded from the computation of diluted net income (loss) per share as their effect would be anti-dilutive.
(2)	Marchex calculates diluted shares in accordance with GAAP in the computation of Non-GAAP EPS. Marchex had previously calculated diluted shares using the following methodology as calculated and described below.

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,888,232	34,674,941
Weighted average stock options and common shares subject to repurchase or cancellation (a)	2,738,314	3,236,924
Weighted average common shares related to deferred acquisition payments	—	1,955,701

Non-GAAP shares used to calculate Adjusted Non-GAAP EPS	35,626,546	39,867,566

Adjusted Non-GAAP EPS (computed using Non-GAAP shares)	$0.00	$0.13

(a)	The impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.